Exhibit 10.12

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of October 25, 2000, between GREAT AMERICAN VENTURE, LLC, a California limited liability company (“Grantor”), and GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized under the banking laws of the State of New York (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof by and between Grantor and Lender (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), Lender has agreed to make Revolving Credit Advances and to incur Letter of Credit Obligations on behalf of Grantor;

WHEREAS, in order to induce Lender to enter into the Credit Agreement and the other Loan Documents and to make the Revolving Credit Advances and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantor has agreed to grant a continuing Lien on the Collateral to secure the Obligations;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by Article 9 of the Code to the extent the same are used or defined therein.

2. GRANT OF LIEN.

2.1 To secure the prompt and complete payment, performance and observance of all of the Obligations, Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender a security interest in and lien upon all of Grantor’s right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Grantor (including under any trade names, styles or derivations thereof), and whether now owned or consigned by or to, or leased from or to, Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)	all accounts, including without limitation all rights to payment for services rendered under any Liquidation Sales Agreements;

(b)	all chattel paper;

(c)	all documents;

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(d)	all equipment;

(e)	all fixtures;

(f)	all general intangibles, including without limitation all rights arising under any Liquidation Sales Agreements and not constituting an account, but not including the name “Great American Venture”;

(g)	all goods;

(h)	all instruments;

(i)	all inventory, including without limitation any Retail Inventory;

(j)	all investment property;

(k)	all letters of credit and letter of credit rights;

(l)	all supporting obligations;

(m)	all Blocked Accounts, Disbursement Accounts and all other deposit accounts and other bank accounts and all funds on deposit therein;

(n)	all money, cash or cash equivalents of Grantor; and

(o)	to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

2.2 In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Lender as aforesaid, Grantor hereby grants to Lender a right of set-off against the property of Grantor held by Lender, including all property described above in Section 2.1(a) now or hereafter in the possession or custody of, or in transit to, Lender, for any purpose (including safekeeping, collection or pledge), for the account of Grantor, or as to which Grantor may have any right or power.

2.3 With respect to each Liquidation Sale, (a) the Liquidation Loan and all of the other Obligations of Borrower with respect to such Liquidation Sale shall constitute one general obligation of Borrower secured by all of the Collateral arising under or related to such Liquidation Sale, and (b) except with respect to any indemnification obligations of Borrower, Lender’s recourse with respect to such Liquidation Loan and other Obligations of Borrower shall be limited to such Collateral.

3. LENDER’S RIGHTS; LIMITATIONS ON LENDER’S OBLIGATIONS.

3.1 It is expressly agreed by Grantor that, anything herein to the contrary notwithstanding, Grantor shall remain liable under each of the Liquidation Sales Agreements and its other contracts and each of its licenses to observe and perform all the conditions and

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obligations to be observed and performed by it thereunder. Lender shall not have any obligation or liability under any Liquidation Sales Agreements, contract or license by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Lender of any payment relating to any Liquidation Sales Agreements, contract or license pursuant hereto. Lender shall not be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Liquidation Sales Agreements, contract or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Liquidation Sales Agreements, contract or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

3.2 Subject to Section 7.3 hereof, so long as an Event of Default shall have occurred and be continuing, Lender may at any time, without prior notice to Grantor, notify account debtors, parties to any of Borrower’s Liquidation Sales Agreements or contracts, and obligors in respect of instruments and chattel paper, that the accounts and the right, title and interest of Grantor in and under such Liquidation Sales Agreements, contracts, instruments and chattel paper have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Grantor shall so notify account debtors, parties to Liquidation Sales Agreements and other contracts, and obligors in respect of instruments and chattel paper.

3.3 Lender may at any time in Lender’s own name or in the name of Grantor communicate with account debtors, parties to Liquidation Sales Agreements and other contracts, obligors in respect of instruments and chattel paper to verify with such Persons, to Lender’s satisfaction, the existence, amount and terms of any such accounts, Liquidation Sales Agreements, contracts, instruments or chattel paper.

4. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that:

4.1 Grantor is the sole owner of each item of the Collateral upon which it purports to grant a Lien hereunder, and has good and marketable title thereto free and clear of any and all Liens other than Permitted Encumbrances.

4.2 No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by Grantor in favor of Lender pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

4.3 This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements listed on Schedule I hereto, a perfected Lien in favor of Lender on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Lender as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from Grantor (other than purchasers of inventory in the ordinary course of business). All action by Grantor necessary or desirable to perfect such Lien on each item of the Collateral has been duly taken.

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4.4 Schedule II hereto lists all investment property, instruments (other than checks received in the ordinary course of business), letters of credit and chattel paper of Grantor. All action by Grantor necessary or desirable to perfect the Lien of Lender on each item set forth on Schedule II (including the delivery of all originals thereof to Lender and the legending of all chattel paper as required by Section 5.2 hereof) has been duly taken. The Lien of Lender on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Lender as a matter of law, and is enforceable as such against any and all creditors of and purchasers from Grantor. Grantor shall, upon obtaining ownership of any additional investment property, instruments (other than checks received in the ordinary course of business), letters of credit or chattel paper, promptly (and in any event within three Business Days) notify Lender and deliver to Lender all such additional instruments or chattel Paper duly endorsed and all such letters of credit.

4.5 Grantor’s chief executive office, principal place of business, corporate offices, all warehouses and premises where Collateral is stored or located (other than Liquidation Sale sites), and the locations of all of its books and records concerning the Collateral are set forth on Schedule III hereto. With respect to each Liquidation Sale, the site(s) for such Liquidation Sale and the location of all Retail Inventory relating thereto will be disclosed in the Liquidation Loan Proposal for such Liquidation Sale.

4.6 Grantor does not have any interest in, or title to, any patent, trademark or copyright except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of a copyright security agreement with the United States Copyright Office and filing of a patent security agreement and a trademark security agreement with the United State Patent and Trademark Office, as the case may be, perfected security interests in favor of Lender in Grantor’s patents, trademarks and copyrights and such perfected security interests are enforceable as such as against any and all creditors of and purchasers from Grantor. Upon filing of such copyright security agreement with the United States Copyright Office and filing of a patent security agreements and a trademark security agreements with the United State Patent and Trademark Office, as the case may be, and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to perfect Lender’s Lien on Grantor’s patents, trademarks or copyrights shall have been duly taken.

5. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Termination Date:

5.1 Further Assurances; Pledge of Instruments. At any time and from time to time, upon the written request of Lender and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Lender may reasonably request to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (i) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Lender of any Liquidation Sales Agreement, license or contract held by Grantor or in which Grantor has any rights not heretofore assigned, (ii) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document, and (iii) transferring Collateral to Lender’s possession if such Collateral consists of

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chattel paper, instruments, letters of credit or investment property, or if a Lien on such Collateral can be perfected only by possession, or if requested by Lender. Grantor also hereby authorizes Lender to file any such financing or continuation statements to perfect or maintain a security interest in the Collateral without the signature of Grantor to the extent permitted by applicable law. Lender will provide Grantor with contemporaneous notice of any such filings. If any amount payable under or in connection with any of the Collateral is or shall become evidenced by any instrument, such instrument, other than checks and notes received in the ordinary course of business, shall be duly endorsed in a manner satisfactory to Lender immediately upon Grantor’s receipt thereof.

5.2 Maintenance of Records. Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. All chattel paper shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Lender.”

5.3 Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Grantor shall notify Lender immediately if it knows or has reason to know that any application or registration relating to any patent, trademark or copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of; or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding Grantor’s ownership of any patent, trademark or copyright, its right to register the same, or to keep and maintain the same.

(b) In no event shall Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any patent, trademark or copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Lender prior written notice thereof, and, upon request of Lender, Grantor shall execute and deliver any and all patent security agreements, copyright security agreements or trademark security agreements as Lender may reasonably request to evidence Lender’s Lien on such patent, trademark or copyright, and the general intangibles of Grantor relating thereto or represented thereby.

(c) Grantor shall take all actions necessary or requested by Lender to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(d) In the event that any of the patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, Grantor shall notify Lender promptly after Grantor learns thereof. Grantor shall, unless it shall reasonably determine that

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such patent, trademark or copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, -misappropriation or dilution, and shall take such other actions as Lender shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

5.4 Indemnification. In any suit, proceeding or action brought by Lender relating to any account, chattel paper, Liquidation Sales Agreements, document, general intangible, investment property or instrument for any sum owing thereunder or to enforce any provision of any account, chattel paper, Liquidation Sales Agreements, document, general intangible, investment property or instrument, Grantor will save, indemnify and keep Lender harmless from and against all expense (including reasonable attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, except in the case of Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. All such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

5.5 Compliance with Terms of Accounts, etc. In all material respects, Grantor will perform and comply with all obligations in respect of its accounts, chattel paper, Liquidation Sales Agreements, and licenses and all other agreements to which it is a party or by which it is bound relating to the Collateral.

5.6 Limitation on Liens on Collateral. Grantor will .not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Lender in and to any of Grantor’s rights under the Collateral against the claims and demands of all Persons whomsoever.

5.7 Limitations on Disposition. Grantor will not sell, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

5.8 Further Identification of Collateral. Grantor will, if so requested by Lender, furnish to Lender, as often as Lender requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in such detail as Lender may specify.

5.9 Notices. Grantor will advise Lender promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or-on the Liens created hereunder or under any other Loan Document.

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6. LENDER’S APPOINTMENT AS ATTORNEY-IN-FACT.

On the Closing Date Grantor shall execute and deliver to Lender a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Lender under the Power of Attorney are solely to protect Lender’s interests in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender agrees that (a) it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing and that such exercise shall be subject to Section 7.3 hereof, and (b) Lender shall account for any moneys received by Lender in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that Lender shall have no duty as to any Collateral, and Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers. NONE OF LENDER OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

7. REMEDIES; RIGHTS UPON DEFAULT.

7.1 In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Lender may exercise all rights and remedies of a secured party under the Code, subject to Section 7.3 hereof. Without limiting the generality of the foregoing, Grantor expressly agrees that in any such event Lender, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving Grantor or any other Person notice and opportunity for a hearing on Lender’s claim or action, and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Lender shall have the right to conduct such sales on Grantor’s premises or elsewhere and shall have the right to use Grantor’s premises without charge for such time or times as Lender deems necessary or advisable.

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Grantor further agrees, at Lender’s request, to assemble the Collateral and make it available to Lender at places which Lender shall select, whether at Grantor’s premises or elsewhere. Until Lender is able to effect a sale, lease, or other disposition of Collateral, Lender shall have the right to hold or use Collateral, or any part thereof; to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Lender. Lender shall have no obligation to Grantor to maintain or preserve the rights of Grantor as against third parties with respect to Collateral while Collateral is in the possession of Lender. Lender may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Lender’s remedies with respect to such appointment without prior notice or hearing as to such appointment. Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Lender of any other amount required by any provision of law, need Lender account for the surplus, if any, to Grantor. To the maximum extent permitted by applicable law, Grantor waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Lender as finally determined by a court of competent jurisdiction. Grantor agrees that ten (10) days prior notice by Lender of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys’ fees and other expenses incurred by Lender to collect such deficiency.

7.2 Except as otherwise specifically provided herein, Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

7.3 Notwithstanding any other provision of this Security Agreement, if a Default or an Event of Default is a payment default, a Default or an Event of Default with respect to Sections 4.20, 6.10 or 7.2 of the Credit Agreement; a Default or an Event of Default with respect to the occurrence of an event that has a Material Adverse Effect, in any case, solely with respect to any particular Liquidation Loan, or any other Default or Event of Default solely with respect to a particular Liquidation Loan (other than a Default or an Event of Default that is the result of any fraud, acts in bad faith or intentional breach by Grantor), then Lender may exercise the rights and remedies in this Security Agreement that are conditioned upon the occurrence or continuance of a Default or an Event of Default only with respect to such Liquidation Loan and the Collateral related thereto.

8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling Lender to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Lender shall be lawfully entitled to exercise such rights and remedies, Grantor hereby grants to Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other

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compensation to Grantor) to use, license or sublicense any intellectual property now owned or. hereafter acquired by Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

9. LIMITATION ON LENDER’S DUTY IN RESPECT OF COLLATERAL. Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Lender shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor for liquidation or reorganization, should Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

11. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.

12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be-prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Lender and Grantor with respect to the matters referred to herein and therein.

13. NO WAIVER; CUMULATIVE REMEDIES. Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Lender and then only to the extent therein set forth. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Lender, any right,

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power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Lender and Grantor.

14. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

15. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

16. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor (including any debtor-in-possession on behalf of Grantor) and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to Lender hereunder. Grantor may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

17. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one and the same agreement.

18. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS SECURITY AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS • MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTOR AND LENDER PERTAINING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS,

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PROVIDED, THAT LENDER AND GRANTOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF LOS ANGELES COUNTY, CALIFORNIA, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GRANTOR HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO GRANTOR AT THE ADDRESS SET FORTH ON ANNEX H TO THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

19. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LENDER AND GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

20. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto:

21. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

SECURITY AGREEMENT

22. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 18 and Section 19, with its counsel.

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SECURITY AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GREAT AMERICAN VENTURE, LLC,
a California limited liability company

By:	Garcel, Inc., a California corporation
Its:	Manager

	By:	/s/ Gary Mintz
Gary Mintz
Chairman of the Board of Directors

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Robert S. Yasuda
Name:	Robert S. Yasuda
Duly Authorized Signatory